EXHIBIT 99.2

T & L CREATIVE SALADS, INC.

FINANCIAL REPORT

SEPTEMBER 30, 2021

WITH INDEPENDENT ACCOUNTANTS’

REPORT

See independent auditors' report on supplementary information.

T & L CREATIVE SALADS, INC.

FOR THE NINE MONTHS THEN ENDED SEPTEMBER 30, 2021

See independent auditors' report on supplementary information.

DEVITO &Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

Board of Directors

T & L Creative Salads, Inc.

148 Allen Boulevard

Farmingdale, NY 11735

Report on the Financial Statements

We have reviewed the accompanying financial statements of T&L Creative Salads, Inc., which comprise the balance sheet as of September 30, 2021, and the related statements of income and stockholders’ equity, and cash flows for the nine months then ended, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements, as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountants’ Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountants’ Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in accordance with accounting principles generally accepted in the United States of America.

DEVITO & Co., LLC

Florham Park, NJ

March 12, 2022

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com . www.devitocpa.com

1

T & L CREATIVE SALADS, INC. BALANCE SHEET - SEPTEMBER 30, 2021

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents	376,755
Accounts Receivable - Net of Allowance for Doubtful Accounts of $150,000	1,631,440
Inventory	737,136
Total Current Assets		2,745,331
PROPERTY AND EQUIPMENT:
Machinery and Equipment	3,747,940
Leasehold Improvements	1,672,446
Total	5,420,386
Less: Accumulated Depreciation	2,993,077	2,427,309
OTHER ASSETS
Related Party Loans	916,602
Other Assets	12,154	928,756
TOTAL ASSETS		6,101,396

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current Portion of Long Term Debt	307,900
Accounts Payable and Accrued Expenses	942,046
Total Current Liabilities		1,249,946

LONG TERM DEBT - Net of Current Portion		1,083,337

COMMITMENTS AND CONTIGENCIES

STOCKHOLDERS’ EQUITY

Common Stock - No Par Value, 200 Shares Authorized, 30 Shares Issued and Outstanding	3,000
Retained Earnings	3,765,113

TOTAL STOCKHOLDERS’ EQUITY		3,768,113

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		6,101,396

See notes to financial statements.

2

T & L CREATIVE SALADS, INC.

STATEMENT OF INCOME AND RETAINED EARNINGS

FOR THE NINE MONTHS THEN ENDED SEPTEMBER 30,

2021

NET SALES		17,208,607
COST OF GOODS SOLD		16,325,216
GROSS PROFIT		883,391
OPERATING EXPENSES		1,362,227
LOSS FROM OPERATIONS		(478,836)
OTHER INCOME (EXPENSES):
PPP LOAN FORGIVINESS	796,042
INTEREST EXPENSE	(51,733)
TOTAL OTHER INCOME		744,309
NET INCOME BEFORE TAXES		265,473
STATE AND CITY TAXES		23,443
NET INCOME		242,030
RETAINED EARNINGS - Beginning		3,697,707
LESS: DIVIDEND		(174,624)
RETAINED EARNINGS - Ending		3,765,113

See notes to financial statements.

3

T & L CREATIVE SALADS,INC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS THEN ENDED SEPTEMBER 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income		242,030
Adjustments to Reconcile Net Income to Net Cash
Used by Operating Activities:
Depreciation and Amortization	179,897
Bad Debt	25,000
PPP Loan Forgiviness	(796,042)
Net Change in Operating Assets and Liabilities:
Accounts Receivable	(308,892)
Inventory	39,796
Accounts Payable and Accrued Expenses	426,258
Net Cash Used by Operating Activities		(433,983)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment	(27,481)
Advances to Related Party Loans	(75)
Dividend	(174,624)
Net Cash Used by Investing Activities		(202,180)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of Long Term Debt	(255,203)
Net Cash Used by Financing		(255,203)
NET DECREASE IN CASH AND CASH EQUIVALENTS		(649,336)
CASH AND CASH EQUIVALENTS- Beginning		1,026,091
CASH AND CASH EQUIVALENTS- Ending		376,755

See notes to financial statements.

4

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL

STATEMENTS SEPTEMBER 30, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of Operations:

T & L Creative Salad, Inc. (‘T&L”) was organized under the laws of the State of New York on March 2, 1988 and has elected to be taxed as a S Corporation on January 1, 2001. The company has a year-ended December 31.

T&L is a premier gourmet food manufacturer and distributor. The company manufactures a full line of foods for retail food chains and mass market club stores, delis, bagel stores, caterers and distributors. T&L uses high-quality meats, seafood and vegetables, prepared to meet the standards set forth by the USDA and the FDA. T&L actively sells its salads and prepared products to over 250 delis, bagel shops, smaller retail accounts and food distributors in the New York metropolitan area, representing over 35% of T&L’s current sales volume.

Basis of Presentation:

The financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates and assumptions impact, among others, an allowance for doubtful accounts, inventory obsolescence, and other unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Cash and Cash Equivalents:

T&L considers all highly liquid debt instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

5

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL

STATEMENTS SEPTEMBER 30, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Risks and Uncertainties:

T&L operates in an industry that is subject to intense competition and change in consumer demand. T&L’s operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure. T&L has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the grocery industry, (ii) general economic conditions in the various local markets in which the T&L competes, including a potential general downturn in the economy, and (iii) the volatility of prices pertaining to food and beverages in connection with T&L’s distribution of the product. These factors, among others, make it difficult to project T&L’s operating results on a consistent basis.

T&L maintains cash balances at various financial institutions, in which deposits are insured by a federal agency up to $250,000. At various times, cash balances at these institutions may exceed the insurance limits.

Accounts Receivable:

Trade accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances which are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. As of September 30, 2021 the Company had a Allowance for Doubtful Accounts of $150,000.

Inventory:

Inventory is stated at the lower of cost, or market, as determined by the first-in, first-out method (FIFO) valuation method. Inventories on September 30, 2021, consist of Raw Material, Work in Process and Finished Goods.

Property and Equipment:

Property and equipment are recorded at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the assets.

6

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL

STATEMENTS SEPTEMBER 30, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Income Taxes:

T&L is treated as a S Corporation for federal and state income tax purposes. Consequently, T&L does not pay federal and state income taxes, but does pay city taxes. Instead, the stockholders’ include T&L’s taxable net income or loss on their personal tax returns.

T&L adopted the income tax standard for uncertain tax positions. As a result of the implementation, T&L has evaluated its tax position and determined it has no uncertain tax positions as of September 30, 2021. T&L classifies interest and penalties related to income tax liabilities, if applicable, as a component of income tax expense.

T&L’s federal income tax returns for 2018, 2019 and 2020 are subject to examination by the IRS and other state taxing authorities for three years after they were filed.

Revenue Recognition Policy:

T&L derives its revenues primarily from the sale of finished products to supermarkets and mass-market club stores, delis, bagel stores, caterers and distributors, contain a single performance obligation and revenue is recognized at a single point in time when ownership, risks and rewards transfer. Typically, revenue recognition occurs when the goods are transferred to its customers. T&L reports all amounts billed to a customer in a sale transaction as revenue. Under the new revenue guidance, T&L elected to treat shipping and handling activities as fulfillment activities, and the related costs are recorded as selling expenses in general and administrative expenses in the statement of operations. Incidental items that are immaterial in the context of the contract are recognized as expense.

T&L promotes its products with advertising, consumer incentives and trade promotions. These programs include discounts, slotting fees, coupons, rebates, in-store display incentives and volume-based incentives. Customer trade promotion and consumer incentive activities are recorded as a reduction to the transaction price based on amounts estimated as being due to customers and consumers at the end of a period. T&L derives these estimates principally on historical utilization and redemption rates. T&L does not receive a distinct service in relation to the advertising, consumer incentives and trade promotions.

7

T & L CREATIVE SALADS, INC. NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Revenue Recognition Policy: - (continued)

Payment terms in T & L’s invoices are based on the billing schedule established in contracts and purchase orders with customers. T & L recognizes the related trade receivable when the goods are shipped. Expenses such as slotting fees, sales discounts, promotions and allowances are accounted for as a direct reduction of revenues.

T&L does not have any significant financing components as payment is received at or shortly after the point of sale. Costs incurred to obtain a contract will be expensed as incurred when the amortization period is less than a year.

Variable Consideration:

The nature of T & L’s business gives rise to variable consideration, including rebates, allowances, and returns that generally decrease the transaction price which reduces revenue. These variable amounts are generally credited to the customer, based on achieving certain levels of sales activity, product returns or price concessions.

Variable consideration is estimated at the most likely amount that is expected to be earned. Estimated amounts are included in the transaction price to the extent it is probable that the significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Estimates of variable consideration are estimated based upon historical experience and known trends.

Cost of Sales:

Cost of sales represents costs directly related to the production and manufacturing of the Company’s products. Costs include product development, freight-in, packaging, and print production costs.

Advertising Costs:

Advertising costs are charged to operations when incurred. Advertising expense for the period ended September 30, 2021 was approximately $15,000.

8

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL

STATEMENTS SEPTEMBER 30, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Subsequent Events:

Management has evaluated subsequent events and transactions through March 12, 2022, the date the financial statements were available to be issued, for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the financial statements were issued are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date.

The company’s assets were sold in December 2021.

NOTE 2 - RELATED PARTY LOANS AND TRANSACTIONS:

Related Party Loans represents unsecured interest free advances to stockholders.

T&L conducts business as a contract packager and manufacturer for a related company. Related company sales and accounts receivable for September 30, 2021, was $279,290 and $-0-, respectfully.

T&L leases its facility from related parties on a month-to-month basis. Lease expense for the year ended September 30, 2021, was $132,225. It also shares office and warehouse space with a related company.

NOTE 3 - LONG-TERM DEBT:

Long-term debt consists of the following:

Notes Payable Installment Agreements - Payable in monthly installments in the aggregate of approximately $35,000 that include interest ranging from 4.5% to 5.0%, maturing through February 2025.	1,391,237

Less: Current Portion	307,900

TOTAL LONG-TERM DEBT	$1,083,337

9

T & L CREATIVE SALADS, INC.

NOTES TO FINANCIAL

STATEMENTS SEPTEMBER 30, 2021

NOTE 3 - LONG-TERM DEBT: (continued)

These loans are secured by the Stockholders personal guarantees, a UCC-1 Blanket on all company assets and a 2nd mortgage on real property.

Future maturities of long-term debt are as follows:

Nine Months Ending
September 30,
2021	307,900
2022	312,979
2023	350,684
2024	419,674
1 391 237

NOTE 4 - COMMITMENTS AND CONTINGENCIES:

Litigation, Claims and Assessments From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

T&L has operating truck and automobile leases with monthly aggregate payments of $9,559 plus fuel, maintenance and excess mileage fees which expires in October 2022 and April 2023.

10

Aggregate minimum annual lease payments are as follows:

Nine Months Ending September 30,
2022	114,704
2023	57,352
$172,056

Lease expenses was approximately $86,000 for the nine months then ended September 30, 2021 and is reported with the Other Factory Overhead in these financial statements. T&L is obligated to pay a consulting fee, the sum of $2,250 weekly to the founder and former stockholder, commencing July 23, 2018 and for each week thereafter for the remainder of the founders’ life. The consulting payments terminate in full upon the death of the founder. Due to the sale of T&L’s assets in December 2021 a final lump sum of approximately $1.4 million dollars was paid as full consideration of any remaining consulting obligation.

NOTE 5 - CONCENTRATIONS OF BUSINESS RISK:

T&L has major customers that aggregated approximately 60% of total revenue and 80% of total accounts receivable as of September 30, 2021.

NOTE 6 - RETIREMENT PLAN:

T&L sponsors a 401(k) and profit-sharing plan which covers all employees who meet certain age and eligibility requirements. The Company does not match contributions but may make a discretionary contribution. No discretionary contributions were made for the nine months then ended September 30, 2021.

NOTE 7 - OTHER MATTERS:

Covid-19 Pandemic:

As a means of aiding businesses hurt by the COVID-19 pandemic, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was signed into law in March 2020 in response to the coronavirus emergency. The CARES Act provided a variety of payroll tax relief options to employers as an incentive to retain employees during the coronavirus emergency. These funds are being administered as loans and are backed by the Small Business Administration through the Paycheck Protection Program (PPP). These loans are eligible for forgiveness if certain payroll, rent and other facility expenses are met over an 8- or 24-week period after the loan is received. The Company received a Paycheck Protection Program Loan on May 6, 2020, for $796,042. On June 11, 2021, the Company received forgiveness of the loan, with accrued interest, therefore the loan is included as income on the financial statements as PPP Loan Forgiveness for the nine months then ended September 30, 2021.

11

DEVITO & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT ACCOUNTANTS’ REPORT ON SUPPLEMENTARY INFORMATION

Board of Directors

T & L Creative Salads, Inc. 148

Allen Boulevard

Farmingdale, NY 11735

Our report on our review of the basic financial statements of T&L Creative Salads, Inc., for September 30, 2021, appears on page 1. This review was made for the purpose of expressing a conclusion that there are no material modifications that should be made to the financial statements for them to be in conformity with accounting principles generally accepted in the United States of America. The information included in the accompanying schedule of cost of sales and the schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. The information is the representation of management. We have performed a compilation engagement of the supplementary information in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. We have not audited or reviewed the supplementary information and, accordingly, do not express an opinion, a conclusion, nor provide any form of assurance on such supplementary information.

DEVITO & Co., LLC

Florham Park, NJ

March 12, 2022

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

info@devitocpa.com . www.devitocpa.com

12

T & L CREATIVE SALADS, INC

SCHEDULE OF COST OF GOODS SOLD

FOR THE NINE MONTHS THEN ENDED SEPTEMBER 30, 2021

INVENTORY - Beginning	776,932
Purchases	12,084,996
Cost of Labor	2,065,728
Depreciation	154,086
Other Factory Overhead	1,980,610
Total Cost of Goods Available for Sale	17,062,352
Less: INVENTORY - Ending	737,136
TOTAL COST OF SALES	16,325,216

See independent accountants’ report on supplementary information.

13

T & L CREATIVE SALADS, INC.

SCHEDULE OF OPERATING EXPENSES

FOR THE NINE MONTHS THEN ENDED

SEPTEMBER 30, 2021

Payroll	605,633
Payroll Taxes	52,629
Selling	243,883
Legal and Professional	213,799
Insurance	185,811
Telephone	12,698
Computer and Internet	22,036
Office	23,518
Miscellaneous	2,220
TOTAL OPERATING EXPENSES		1,362,227

See independent accountants’ report on supplementary information.

14

OLIVE BRANCH FOODS,

LLC. FINANCIAL REPORT

SEPTEMBER 30, 2021

WITH INDEPENDENT ACCOUNTANTS’ REPORT

15

OLIVE BRANCH FOODS, LLC.

FOR THE NINE MONTHS THEN ENDED SEPTEMBER 30, 2021

SUPPLEMENTARY INFORMATION TO FINANCIAL STATEMENTS:

Independent Accountants’ Report on Supplementary Information	9

Schedule of Cost of Goods Sold	10

Schedule of Operating Expenses	11

DEVITO & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT ACCOUNTANTS’ REPORT

Board of Directors

Olive Branch Foods, LLC 148

Allen Boulevard

Farmingdale, NY 11735

Report on the Financial Statements

We have reviewed the accompanying financial statements of Olive Branch Foods, LLC which comprise the balance sheet as of September 30, 2021, and the related statements of income and members’ equity, and cash flows for the nine months then ended, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management’s financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements, as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountants’ Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountants’ Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in accordance with accounting principles generally accepted in the United States of America.

DEVITO & Co., LLC

Florham Park,

NJ March 12, 2022

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone
201-440-1491 Fax 973-295-6552
inf o@devitocpa.com . www.devitocpa.com

1

OLIVE BRANCH FOODS, LLC.

BALANCE SHEET - SEPTEMBER 30, 2021

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents	14,695
Accounts Receivable - Net of Allowance for Doubtful Accounts of $5,000	447,772
Inventory	191,207
Total Current Assets		653,674
PROPERTY AND EQUIPMENT:
Machinery and Equipment	68,415
Less: Accumulated Depreciation	68,415

OTHER ASSETS:
Related Party Loans		183,092

TOTAL ASSETS		836,766

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable and Accrued Expenses		388,000

COMMITMENTS AND CONTIGENCIES
MEMBERS’ EQUITY		448,766
TOTAL LIABILITIES AND MEMBERS’ EQUITY		836,766

See notes to financial statements.

2

OLIVE BRANCH FOODS, LLC.

STATEMENT OF INCOME AND MEMBERS’ EQUITY

FOR THE NINE MONTHS THEN ENDED SEPTEMBER 30, 2021

NET SALES	3,608,284

COST OF GOODS SOLD	3,104,046

GROSS PROFIT	504,238

OPERATING EXPENSES	299A88

NET INCOME	204,750
MEMBERS’ EQUITY - Beginning	244,016

MEMBERS’ EQUITY - Ending	448,766

See notes to financial statements.

3

OLIVE BRANCH FOODS, LLC.

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS THEN ENDED SEPTEMBER 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income		204,750
Net Change in Operating Assets and Liabilities:
Accounts Receivable	(81,232)
Inventory	2,550
Accounts Payable and Accrued Expenses	(181,585)	(260,267)
Net Cash Used by Operating Activities		(55,517)
CASH FLOWS FROM INVESTING ACTIVITIES:
Advances from Affiliates	2,625
Net Cash Provided by Investing Activities		2,625
NET DECREASE IN CASH AND CASH EQUIVALENTS		(52,892)
CASH AND CASH EQUIVALENTS - Beginning		67,587
CASH AND CASH EQUIVALENTS- Ending		14,695

See notes to financial statements.

4

OLIVE BRANCH FOODS, LLC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Nature of Operations:

Olive Branch Foods, LLC (“OBF”) was organized under the laws of the State of New York on June 1, 2015 as a Limited Liability Company.

OBF is a packager and distributor in the New York metropolitan area of olives and savory products into supermarkets and local distributors.

Basis of Presentation:

The financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates:

The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Cash and Cash Equivalents:

OBF considers all highly liquid debt instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.

Risks and Uncertainties:

OBF operates in an industry that is subject to intense competition and change in consumer demand. OBF’s operations are subject to significant risk and uncertainties including financial and operational risks including the potential risk of business failure. OBF has experienced, and in the future expects to continue to experience, variability in sales and earnings. The factors expected to contribute to this variability include, among others, (i) the cyclical nature of the grocery industry, (ii) general economic conditions in the various local markets in which the OBF competes, including a potential general downturn in the economy, and (iii) the volatility of prices pertaining to food and beverages in connection with OBF’s distribution of the product. These factors, among others, make it difficult to project OBF’s operating results on a consistent basis.

5

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

OBF maintains cash balances at various financial institutions, in which deposits are insured by a federal agency up to $250,000. At various times, cash balances at these institutions may exceed the insurance limits.

Accounts Receivable:

Trade accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances which are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.

Inventory:

Inventory is stated at the lower of cost, or market, as determined by the first-in, first-out method (FIFO) valuation method. Inventories on September 30, 2021, consist of Raw Material, Work in Process and Finished Goods.

Property and Equipment:

Property and equipment are recorded at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the assets.

Income Taxes:

OBF is treated as a Partnership for federal and state income tax purposes. Consequently, OBF does not pay federal and state income taxes. Instead, the stockholders include OBF’s taxable net income or loss on their personal tax returns.

OBF adopted the income tax standard for uncertain tax positions. As a result of the implementation, T & L has evaluated its tax position and determined it has no uncertain tax positions as of September 30, 2021. OBF classifies interest and penalties related to income tax liabilities, if applicable, as a component of income tax expense.

OBF’s federal income tax return for 2018, 2019 and 2020 are subject to examination by the IRS and other state taxing authorities, generally for three years after it was filed.

6

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Revenue Recognition:

OBF derives its revenues primarily from the sale of finished products to supermarkets and mass-market club stores, delis, bagel stores, caterers and distributors, contain a single performance obligation and revenue is recognized at a single point in time when ownership, risks and rewards transfer. Typically, revenue recognition occurs when the goods are transferred to its customers. OBF reports all amounts billed to a customer in a sale transaction as revenue. Under the new revenue guidance, OBF elected to treat shipping and handling activities as fulfillment activities, and the related costs are recorded as selling expenses in general and administrative expenses in the statement of operations. Incidental items that are immaterial in the context of the contract are recognized as expense.

OBF promotes its products with advertising, consumer incentives and trade promotions. These programs include discounts, slotting fees, coupons, rebates, in-store display incentives and volume-based incentives. Customer trade promotion and consumer incentive activities are recorded as a reduction to the transaction price based on amounts estimated as being due to customers and consumers at the end of a period. OBF derives these estimates principally on historical utilization and redemption rates. OBF does not receive a distinct service in relation to the advertising, consumer incentives and trade promotions.

Payment terms in the OBF’s invoices are based on the billing schedule established in contracts and purchase orders with customers. OBF recognizes the related trade receivable when the goods are shipped. Expenses such as slotting fees, sales discounts, promotions and allowances are accounted for as a direct reduction of revenues.

OBF does not have any significant financing components as payment is received at or shortly after the point of sale. Costs incurred to obtain a contract will be expensed as incurred when the amortization period is less than a year.

Variable Consideration:

The nature of the OBF’s business gives rise to variable consideration, including rebates, allowances, and returns that generally decrease the transaction price which reduces revenue. These variable amounts are generally credited to the customer, based on achieving certain levels of sales activity, product returns or price concessions.

Variable consideration is estimated at the most likely amount that is expected to be earned. Estimated amounts are included in the transaction price to the extent it is probable that the significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Estimates of variable consideration are estimated based upon historical experience and known trends.

7

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Cost of Sales:

Cost of sales represents costs directly related to the production and manufacturing of the Company’s products. Costs include product development, freight-in, packaging, and print production costs.

Advertising Costs:

Advertising costs are charged to operations when incurred. Advertising expense for the nine months then ended September 30, 2021 was approximately $3,250.

Subsequent Events:

Management has evaluated subsequent events and transactions through March 12, 2022, the date the financial statements were available to be issued, for potential recognition or disclosure. Any material events that occur between the balance sheet date and the date that the financial statements were issued are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that existed at the balance sheet date.

The company’s assets were sold in December 2021.

NOTE 2 - RELATED PARTY LOANS AND TRANSACTIONS:

Related Party Loans represents unsecured interest free advances to members.

OBF conducts business with a contract packager and manufacturer which is a related company. Related company purchases and accounts payable for September 30, 2021, was

$279,290 and $-0-, respectfully.

OBF has no operating building lease but shares office and warehouse space with a related company.

NOTE 3 - COMMITMENTS AND CONTINGENCIES:

Litigation, Claims and Assessments From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

NOTE 4 - CONCENTRATIONS OF BUSINESS RISK:

The company had major customers for the nine months then ended September 30, 2021, that aggregated approximately 90% of its revenue. Accounts receivable due from these major customers was approximately 90% of the company’s total accounts receivable as of September 30, 2021.

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DEVITO & Co., LLC

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT ACCOUNTANTS’ REPORT ON SUPPLEMENTARY INFORMATION

Board of Directors

Olive Branch Foods, LLC

148 Allen Boulevard

Farmingdale, NY 11735

Our report on our review of the basic financial statements of Olive Branch Foods, LLC for September 30, 2021, appears on page 1. This review was made for the purpose of expressing a conclusion that there are no material modifications that should be made to the financial statements for them to be in conformity with accounting principles generally accepted in the United States of America. The information included in the accompanying schedule of cost of sales and the schedule of operating expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. The information is the representation of management. We have performed a compilation engagement of the supplementary information in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. We have not audited or reviewed the supplementary information and, accordingly, do not express an opinion, a conclusion, nor provide any form of assurance on such supplementary information.

DEVITO & Co., LLC

Florham Park, NJ March 12, 2022

26 Columbia Turnpike Suite 105, Florham Park, NJ 07932 Phone 201-440-1491 Fax 973-295-6552

in/o@devitocpa.com • www.devitocpa.com

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INVENTORY - Beginning	193,757
Purchases	1,252,275
Contract Packaging	804,204
Other Costs - Overhead	1,045,017
Total Cost of Goods Available for Sale	3,295,253
Less: INVENTORY - Ending	191,207
TOTAL COST OF GOODS SOLD	3,104,046

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Selling	242,605
Insurance	20,422
Filing Fees	1,500
Office	2,677
Utilities	15,295
Miscellaneous	5,259
Professional Fees	11,730
TOTAL OPERATING EXPENSES	299,488

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